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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We have issued our report dated March 2, 2001, accompanying the consolidated financial statements of Biomune Systems, Inc. in the Registration Statement. We hereby consent to the incorporation by reference of said reports in the Registration Statements of Biomune Systems, Inc. on Form S-8 (File No. 333-95943, 333-47285, 333-29113 and 333-18157).

                                                          /s/ GRANT THORNTON LLP
                                                          ----------------------

Chicago, Illinois
April 30, 2001